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                                     Exhibit 99

NEWS RELEASE

425 Meadow Street                    Daniel Frey
Chicopee, MA  01013                  Chief Financial Officer
(413) 536-1200

                                     SPALDING HOLDINGS CORPORATION
                                     RELEASES PRO FORMA FINANCIAL INFORMATION


CHICOPEE, MASSACHUSETTS, OCTOBER 1, 1999 -- Spalding Holdings Corporation (the "Company"), the parent of Spalding Sports Worldwide, Inc. ("Spalding") today released quarterly unaudited pro forma financial information for the period October 1, 1997 through September 30, 1998 to reflect the elimination of Evenflo Company, Inc. ("Evenflo") from the consolidated results that had been previously disclosed.

The Company is a global manufacturer and marketer of branded consumer products serving the sporting goods markets. Prior to August 20, 1998, Evenflo was also a subsidiary of the Company. On August 20, 1998, the Company separated its two businesses, Spalding and Evenflo, into two stand-alone companies (the "Reorganization"). After giving effect to the Reorganization, the Company continues to own 42.4% of the common stock of Evenflo. Effective, October 1, 1998, the Company changed its fiscal year end from September 30 to December 31.

The attached pro forma financial information eliminates Evenflo from the consolidation and provides information as to the historical performance of the Company as a stand-alone business without Evenflo's operating results or trading capital.
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                          SPALDING HOLDINGS CORPORATION
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION
                          (DOLLAR AMOUNTS IN THOUSANDS)


                                                                       Unaudited
                                    ----------------------------------------------------------------------------------
                                                                                                          Fiscal Year
                                                              Fiscal 1998 Quarters                       Ended 9/30/98
                                    -----------------------------------------------------------------------------------
                                      Oct - Dec       Jan - Mar         Apr - June      July - Sept           Total
                                        1997             1998              1998             1998              Year
                                        ----             ----              ----             ----              ----
Net sales                           $  92,556         $ 149,168         $ 161,633         $ 133,545         $ 536,902

  Cost of sales                        55,545            88,872            98,744            79,670           322,831
                                    ---------         ---------         ---------         ---------         ---------
Gross profit                           37,011            60,296            62,889            53,875           214,071
pp                                       40.0%             40.4%             38.9%             40.3%             39.9%
  SG&A                                 46,602            60,927            70,195            58,108           235,832
  Royalty income, net                  (2,738)           (2,693)           (2,839)           (3,654)          (11,924)
  Restructuring costs                     349             4,679             2,665            12,424            20,117
                                    ---------         ---------         ---------         ---------         ---------
Income (loss) from operations          (7,202)           (2,617)           (7,132)          (13,003)          (29,954)
pp                                       (7.8%)            (1.8%)            (4.4%)            (9.7%)            (5.6%)
  Interest expense, net                15,750            16,745            18,690            17,095            68,280
  Currency (gain) loss, net               864               444             1,396              (470)            2,234
                                    ---------         ---------         ---------         ---------         ---------
 Earning (loss) before income
  taxes and equity in net
  earnings (loss) of
  Evenflo Company, Inc.             $ (23,816)        $ (19,806)        $ (27,218)        $ (29,628)        $(100,468)
                                    =========         =========         =========         =========         =========

EBITDA                              $  (4,915)        $     248         $  (5,350)        $  (7,583)        $ (17,600)
                                    =========         =========         =========         =========         =========
BANK EBITDA                         $  (4,548)        $   7,829         $   4,913         $  13,006         $  21,200
                                    =========         =========         =========         =========         =========

Net trade receivables               $ 117,212         $ 166,993         $ 152,473         $ 130,849
Net inventories                       141,475           155,297           141,444           113,706
Trade payables                        136,602           164,330           119,015            83,908
                                    ---------         ---------         ---------         ---------
  Trading capital                   $ 122,085         $ 157,960         $ 174,902         $ 160,647
                                    =========         =========         =========         =========


                                                        Unaudited
                                                        ---------
                                      Transition        12 Months
                                        Period            Ended

                                       Oct - Dec          Dec 31,
                                         1998              1998
                                         ----              ----
Net sales                             $  56,774         $ 501,120

  Cost of sales                          77,420           344,706
                                      ---------         ---------
Gross profit                            (20,646)          156,414
pp                                        (36.4%)            31.2%
  SG&A                                   61,354           250,584
  Royalty income, net                    (2,039)          (11,225)
  Restructuring costs                     2,969            22,737
                                      ---------         ---------
Income (loss) from operations           (82,930)         (105,682)
pp                                       (146.1%)           (21.1%)
  Interest expense, net                  13,911            66,441
  Currency (gain) loss, net              (2,595)           (1,225)
                                      ---------         ---------
 Earning (loss) before income
  taxes and equity in net
  earnings (loss) of
  Evenflo Company, Inc.               $ (94,246)        $(170,898)
                                      =========         =========

EBITDA                                $ (80,834)        $ (93,519)
                                      =========         =========
BANK EBITDA                           $ (36,229)        $ (10,481)
                                      =========         =========

Net trade receivables                 $  81,950
Net inventories                          89,166
Trade payables                           83,982
                                      ---------
  Trading capital                     $  87,134
                                      =========

Effective January 1, 1999, Spalding changed its method of valuing U.S. inventories from LIFO to FIFO to more properly reflect the method of product consumption. All amounts recorded by the Company prior to January 1, 1999 have been restated to reflect the retroactive application of this accounting change as required by generally accepted accounting principles. The effect of this accounting change results in a decrease in EBITDA and BANK EBITDA for the three months ended December 31, 1997, March 31, 1998 and June 30, 1998 of $2,124, $1,095 and $415, respectively and an increase in EBITDA and BANK EBITDA for the three months ended September 30, 1998 of $712.